EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No.1 to Form 10-K/A of Vertiv Holdings Co (the Company) for the period ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Rob Johnson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2021	Vertiv Holdings Co
/s/ David Fallon
Name: David Fallon
Title: Chief Financial Officer